Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of income tax expense were as follows:

Year Ended December 31, (in millions)	2015	2014	2013
			Predecessor
Income Taxes
Current
Federal	$12.1	$19.5	$(15.5)
State	9.1	7.6	(11.9)
Total Current	21.2	27.1	(27.4)
Deferred
Federal	120.2	119.2	157.4
State	11.6	23.5	16.6
Total Deferred	131.8	142.7	174.0
Deferred Investment Credits	—	(0.1)	(0.1)
Total Income Taxes	$153.0	$169.7	$146.5

Total income taxes from continuing operations were different from the amount that would be computed by applying the statutory federal income tax rate to book income before income tax. The major reasons for this difference were as follows:

Year Ended December 31, (in millions)	2015		2014		2013
					Predecessor
Book income from Continuing Operations before income taxes	$460.5		$438.4		$418.2
Tax expense at statutory federal income tax rate	161.2	35.0%	153.5	35.0%	146.4	35.0%
Increases (reductions) in taxes resulting from:
State income taxes, net of federal income tax benefit	13.4	2.9	20.3	4.6	3.0	0.7
Noncontrolling interest	(14.0)	(3.0)	—	—	—	—
AFUDC-Equity	(9.2)	(2.0)	(3.7)	(0.8)	(2.4)	(0.6)
Other, net	1.6	0.3	(0.4)	(0.1)	(0.5)	(0.1)
Total Income Taxes	$153.0	33.2%	$169.7	38.7%	$146.5	35.0%

The effective income tax rates were 33.2%, 38.7% and 35.0% in 2015, 2014 and 2013, respectively. The 5.5% decrease in the overall effective tax rate in 2015 versus 2014 was primarily due to income received following CPPL’s IPO that is not subject to income tax at the partnership level, as well as state income taxes, utility rate-making and other permanent book-to-tax differences.
On December 18, 2015, the President signed into law the Protecting Americans from Tax Hikes Act of 2015 (PATH). PATH, among other things, permanently extends and modifies the research credit under Internal Revenue Code Section 41, and extends bonus depreciation (additional first-year depreciation) under a phase-down through 2019, as follows:

•	At 50% for 2015-2017;

•	At 40% in 2018; and

•	At 30% in 2019.
In general, 50% bonus depreciation is available for qualified property placed in service in 2015, and in the following years, using the percentages above. CPG recorded the bonus depreciation effects of PATH for 2015 in the fourth quarter 2015. The permanent extension of the research credit did not have a significant effect on net income.
On December 19, 2014, the President signed into law the Tax Increase Prevention Act ("TIPA"). TIPA extended and modified 50% bonus depreciation for 2014. CPG recorded the effects of TIPA in the fourth quarter 2014. In general, 50% bonus depreciation is available for property placed in service before January 1, 2015, or in the case of certain property having longer production periods, before January 1, 2016. The retroactive extension of the research credit did not have a significant effect on net income.
On January 2, 2013, the President signed into law the American Taxpayer Relief Act of 2012 ("ATRA"). ATRA, among other things, extended retroactively the research credit under Internal Revenue Code section 41 until December 31, 2013, and also extended and modified 50% bonus depreciation for 2013. CPG recorded the effects of ATRA in the first quarter 2013.
In November 2015, the FASB issued Accounting Standard Update (ASU) 2015-17 simplifying the presentation of accumulated deferred income taxes on the balance sheet. ASU 2015-17 eliminated the requirement to separate deferred tax liabilities and assets into a current amount and a noncurrent amount on the balance sheet. ASU 2015-17 simplifies the presentation of ADIT by requiring ADIT liabilities and ADIT assets be classified as noncurrent on the balance sheet. The FASB decided that the amendments in ASU 2015-17 can be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The update is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2016 and earlier application is permitted.
CPG’s Consolidated Balance Sheet reflects prospective early adoption of ASU 2015-17. The December 31, 2015 accumulated deferred income taxes is presented with application of ASU 2015-17, and is presented on the Consolidated Balance Sheet as a noncurrent liability. The December 31, 2014 balances were not restated.

Deferred income taxes result from temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

The principal components of CPG’s net deferred tax liability were as follows:

At December 31, (in millions)	2015	2014
Deferred tax liabilities
Accelerated depreciation and other property differences	$1,429.2	$1,235.2
Pension and other postretirement/postemployment benefits	29.9	27.7
Other regulatory assets	71.8	62.8
Equity method investments	124.3	99.2
Total Deferred Tax Liabilities	1,655.2	1,424.9
Deferred tax assets
Other regulatory liabilities	(126.8)	(116.7)
Net operating loss carryforward	(141.4)	(70.3)
Other	(38.9)	(42.2)
Total Deferred Tax Assets	(307.1)	(229.2)
Net Deferred Tax Liabilities	1,348.1	1,195.7
Less: Deferred income taxes related to current assets and liabilities	—	(60.0)
Non-Current Deferred Tax Liability	$1,348.1	$1,255.7

State income tax net operating loss benefits for West Virginia were recorded at their full value which CPG anticipates it is more likely than not that it will realize these benefits, prior to their expiration. The $127.7 million Federal carryforward will expire in various tax years from 2033 through 2035 and the $13.7 million state net operating loss benefit carryforward will expire in various tax years from 2028 through 2035.

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is a $0.4 million decrease for December 31, 2015, zero for December 31, 2014 and a $0.1 million increase for December 31, 2013. CPG recognizes accrued interest on unrecognized tax benefits, accrued interest on other income tax liabilities, and tax penalties in income tax expense. No material amounts were recorded for the years ended December 31, 2015, 2014 and 2013, respectively.

CPG is subject to income taxation in the United States and various state jurisdictions, primarily Indiana, West Virginia, Virginia, Pennsylvania, Kentucky, Louisiana, Mississippi, Maryland, Tennessee, New Jersey and New York.

CPG was included in NiSource’s consolidated federal return prior to its separation from NiSource on July 1, 2015. Because NiSource is part of the IRS's Large and Mid-Size Business program, each year's federal income tax return is typically audited by the IRS. As of December 31, 2015, federal income tax years through 2013 have been audited and are effectively closed to further assessment, except for immaterial carryforward amounts. The audit of NiSource’s 2014 and 2015 consolidated federal tax return began in 2014 and 2015, respectively.

The statute of limitations in each of the state jurisdictions in which CPG operates remain open until the years are settled for federal income tax purposes, at which time amended state income tax returns reflecting all federal income tax adjustments are filed. As of December 31, 2015, there were no state income tax audits in progress that would have a material impact on the consolidated and combined financial statements.